UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3737

Fidelity Advisor Series IV
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2008

Item 1. Reports to Stockholders

Fidelity ®
Institutional
Short-Intermediate
Government Fund

Annual Report

November 30, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $100,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Inst Sht-Int Govt Fund	6.72%	4.09%	4.90%

$100,000 Over 10 Years

Let's say hypothetically that $100,000 was invested in Fidelity® Institutional Short-Intermediate Government Fund on November 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital U.S. 1-5 Year Government Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Irving, Portfolio Manager of Fidelity® Institutional Short-Intermediate Government Fund

The overall investment-grade bond market performed considerably better than U.S. equities for the year ending November 30, 2008. Despite a global credit crisis, the Barclays Capital U.S. Aggregate Index posted a positive return of 1.74%, compared with a -38.09% return for the Standard & Poor's 500SM Index, a broad measure of the domestic equity market. The Federal Reserve Board lowered the federal funds rate seven times during the year - leaving it at 1.00% at period end - but most bond investors continued to flee lower-quality debt instruments. Against this backdrop, Treasuries and mortgage-backed securities fared the best, as the Barclays Capital U.S. Treasury Index rose 10.10% and the Barclays Capital U.S. Mortgage-Backed Securities Index gained 6.86%. Agency bonds - measured by the Barclays Capital U.S. Agency Index - also posted positive returns with a 6.05% increase. Conversely, bonds hurt by the subprime mortgage contagion fared the worst, with the Barclays Capital U.S. Fixed-Rate Asset-Backed Securities Index falling 12.55%. High-quality corporate debt - as measured by the Barclays Capital U.S. Credit Index - also declined, returning -8.66%.

For the 12 months ending November 30, 2008, the fund returned 6.72% and the Barclays Capital U.S. 1-5 Year Government Bond Index rose 7.32%. The fund was underweighted in Treasuries, which cost it some ground relative to the benchmark given the very strong performance of the segment. In lieu of Treasuries, I invested in mortgage-backed securities issued by government agencies, which are not represented in the index. To the benefit of the fund's performance, the fund had an underweighted exposure to agency securities, which helped because they lagged Treasuries. Among mortgage-backed securities, I focused on collateralized mortgage obligations (CMOs) and hybrid adjustable-rate mortgage securities (ARMs) based on my view that interest rates would be volatile and that these securities would outpace plain-vanilla 30-year mortgage pass-through securities. Throughout the period, we kept the fund's duration - or interest rate sensitivity - in line with the benchmark. That approach had no material effect on the fund's performance relative to the index. To help manage duration, we used interest rate swaps, which allowed us to exchange - or swap - fixed-rate interest payments for floating-rate payments and vice versa.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Actual	.45%	$ 1,000.00	$ 1,044.40	$ 2.30
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,022.75	$ 2.28

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Coupon Distribution as of November 30, 2008
	% of fund's investments	% of fund's investments 6 months ago
Less than 3%	42.4	31.6
3 - 3.99%	21.2	4.9
4 - 4.99%	17.7	23.8
5 - 5.99%	9.2	11.6
6 - 6.99%	7.2	12.8
7% and over	0.3	0.6
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Weighted Average Maturity as of November 30, 2008
6 months ago
Years	3.0	2.6

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of November 30, 2008
6 months ago
Years	2.5	2.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fundÂ's performance and share price. Accordingly, a bond fundÂ's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of November 30, 2008*		As of May 31, 2008**
	Mortgage Securities 14.2%		Mortgage Securities 20.1%
	CMOs and Other Mortgage Related Securities 5.9%		CMOs and Other Mortgage Related Securities 7.2%
	U.S. Treasury Obligations 50.3%		U.S. Treasury Obligations 47.6%
	U.S. Government Agency Obligations 28.3%		U.S. Government Agency Obligations 25.1%
	Asset-Backed Securities 0.0%		Asset-Backed Securities 0.1%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets† (0.1)%
* Futures and Swaps	6.1%	** Futures and Swaps	2.2%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 78.6%
	Principal Amount	Value
U.S. Government Agency Obligations - 28.3%
Fannie Mae:
2.5% 4/9/10	$ 1,985,000	$ 1,999,171
2.875% 10/12/10	14,271,000	14,407,987
3% 7/12/10	1,875,000	1,902,129
3.25% 8/12/10	10,573,000	10,761,866
3.375% 5/19/11	10,694,000	10,919,162
3.875% 12/10/09	1,480,000	1,509,687
4.75% 11/19/12	2,500,000	2,651,758
5% 2/16/12	2,300,000	2,441,594
6% 5/15/11	4,335,000	4,667,347
6.625% 9/15/09	12,559,000	13,031,256
Federal Home Loan Bank:
3.375% 10/20/10	26,400,000	26,865,115
3.625% 12/17/10	7,080,000	7,232,663
3.625% 10/18/13	9,850,000	10,064,287
4% 9/6/13	3,000,000	3,111,804
Freddie Mac:
3.25% 7/16/10	2,113,000	2,151,972
3.75% 6/28/13	1,302,000	1,336,451
3.875% 6/29/11	8,363,000	8,643,495
4.125% 11/30/09	28,100,000	28,661,747
4.125% 9/27/13	1,250,000	1,305,644
4.5% 1/15/14	5,356,000	5,692,657
4.875% 11/15/13	250,000	270,000
5.125% 4/18/11	4,000,000	4,218,940
5.25% 7/18/11	6,000,000	6,393,408
Israeli State (guaranteed by U.S. Government through Agency for International Development) 6.8% 2/15/12	2,222,824	2,355,113
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates 6.77% 11/15/13	653,845	692,160
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		173,287,413
U.S. Treasury Obligations - 50.3%
U.S. Treasury Notes:
1.25% 11/30/10	33,566,000	33,702,345
1.5% 10/31/10	66,294,000	66,967,283
1.75% 3/31/10	46,976,000	47,658,608
1.75% 11/15/11	9,000,000	9,113,202
2.375% 8/31/10	30,375,000	31,155,729
2.75% 7/31/10	2,625,000	2,709,903
2.75% 2/28/13	15,389,000	16,213,758
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
2.75% 10/31/13	$ 25,475,000	$ 26,484,039
3.125% 8/31/13	10,665,000	11,285,735
3.125% 9/30/13	12,970,000	13,726,916
3.375% 11/30/12	4,500,000	4,869,140
3.375% 6/30/13	10,561,000	11,342,345
3.375% 7/31/13	900,000	964,828
3.5% 5/31/13	1,859,000	2,010,624
4.5% 4/30/12	9,050,000	10,019,336
4.625% 12/31/11	4,000,000	4,396,876
4.625% 7/31/12	7,793,000	8,722,682
4.75% 5/31/12	6,000,000	6,703,128
TOTAL U.S. TREASURY OBLIGATIONS		308,046,477
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $470,716,752)		481,333,890
U.S. Government Agency - Mortgage Securities - 14.2%

Fannie Mae - 8.8%
3.915% 7/1/35 (a)	92,321	90,056
4% 9/1/13 to 5/1/20	1,145,550	1,131,215
4.173% 1/1/35 (a)	87,455	86,385
4.183% 5/1/34 (a)	349,817	345,985
4.185% 8/1/33 (a)	52,800	51,758
4.196% 5/1/35 (a)	3,203,835	3,125,088
4.205% 1/1/35 (a)	36,822	36,098
4.232% 6/1/33 (a)	310,179	306,770
4.25% 2/1/35 (a)	37,464	37,120
4.28% 7/1/33 (a)	5,694,561	5,651,256
4.292% 8/1/33 (a)	138,842	136,016
4.296% 5/1/33 (a)	11,071	11,117
4.296% 8/1/35 (a)	550,387	537,378
4.303% 3/1/33 (a)	24,724	24,505
4.325% 2/1/35 (a)	1,120,922	1,116,914
4.326% 7/1/35 (a)	124,249	124,955
4.331% 1/1/35 (a)	44,764	44,343
4.399% 10/1/33 (a)	170,677	169,129
4.42% 5/1/35 (a)	430,586	433,765
4.422% 10/1/34 (a)	156,927	155,505
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
4.425% 5/1/35 (a)	$ 34,507	$ 34,807
4.432% 3/1/35 (a)	75,960	75,260
4.449% 8/1/34 (a)	108,872	107,936
4.49% 1/1/35 (a)	195,809	194,682
4.491% 12/1/34 (a)	19,444	19,100
4.5% 3/1/18 to 11/1/19	781,059	789,665
4.519% 8/1/34 (a)	539,431	528,923
4.537% 7/1/35 (a)	14,987	14,983
4.548% 10/1/33 (a)	31,565	31,296
4.551% 3/1/35 (a)	225,951	225,090
4.568% 2/1/35 (a)	9,814	9,806
4.588% 6/1/33 (a)	9,192	9,302
4.595% 7/1/35 (a)	508,050	504,844
4.612% 2/1/33 (a)	31,627	31,560
4.634% 4/1/33 (a)	5,532	5,551
4.658% 10/1/35 (a)	58,723	58,886
4.664% 10/1/33 (a)	12,961	12,944
4.689% 10/1/34 (a)	104,583	103,098
4.693% 2/1/35 (a)	543,334	535,725
4.706% 7/1/34 (a)	122,163	120,617
4.708% 2/1/35 (a)	219,650	219,029
4.722% 4/1/33 (a)	285,778	285,923
4.753% 12/1/34 (a)	36,967	36,515
4.759% 8/1/34 (a)	24,036	23,469
4.766% 4/1/35 (a)	13,536	13,704
4.784% 7/1/35 (a)	178,164	176,232
4.785% 10/1/35 (a)	89,098	88,147
4.804% 8/1/33 (a)	37,755	37,407
4.804% 8/1/33 (a)	123,132	124,029
4.806% 11/1/34 (a)	85,140	84,234
4.813% 2/1/36 (a)	457,867	456,038
4.819% 9/1/34 (a)	134,653	133,875
4.843% 3/1/33 (a)	91,251	90,723
4.866% 5/1/35 (a)	74,630	75,190
4.87% 9/1/33 (a)	97,949	98,737
4.87% 7/1/35 (a)	218,278	218,222
4.877% 7/1/36 (a)	122,522	121,124
4.896% 2/1/36 (a)	466,830	464,537
4.926% 8/1/34 (a)	253,739	250,943
4.929% 4/1/35 (a)	385,325	383,880
4.933% 1/1/35 (a)	114,308	113,447
4.952% 8/1/35 (a)	388,547	390,022
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
4.974% 7/1/34 (a)	$ 16,353	$ 16,216
4.978% 5/1/35 (a)	80,308	80,337
4.982% 2/1/34 (a)	281,946	281,315
4.994% 2/1/35 (a)	211,166	209,626
5% 2/1/16	21,056	21,269
5.011% 12/1/32 (a)	346,685	344,685
5.046% 10/1/35 (a)	252,775	252,487
5.062% 11/1/33 (a)	61,800	61,670
5.09% 9/1/34 (a)	28,674	28,379
5.09% 10/1/35 (a)	158,519	158,537
5.121% 3/1/35 (a)	8,200	8,215
5.137% 3/1/37 (a)	1,800,325	1,790,097
5.152% 5/1/35 (a)	28,882	29,377
5.157% 6/1/35 (a)	146,088	146,256
5.16% 10/1/18 (a)	17,718	17,784
5.174% 8/1/34 (a)	226,554	225,380
5.185% 3/1/35 (a)	20,295	20,142
5.252% 11/1/36 (a)	107,060	107,187
5.264% 12/1/36 (a)	102,679	102,421
5.269% 7/1/35 (a)	997,916	997,244
5.279% 3/1/35 (a)	22,087	21,763
5.302% 12/1/32 (a)	71,778	71,504
5.31% 12/1/34 (a)	45,657	45,337
5.342% 2/1/37 (a)	107,398	107,424
5.348% 2/1/36 (a)	37,210	36,716
5.386% 2/1/37 (a)	496,426	495,203
5.459% 2/1/37 (a)	698,477	700,171
5.489% 2/1/35 (a)	7,711	7,668
5.498% 6/1/47 (a)	79,443	79,358
5.5% 1/1/09 to 6/1/20	4,275,315	4,380,006
5.504% 4/1/36 (a)	4,885,961	4,912,954
5.509% 11/1/36 (a)	190,596	190,236
5.566% 4/1/36 (a)	179,364	181,955
5.63% 4/1/36 (a)	499,796	502,754
5.633% 2/1/36 (a)	126,582	127,237
5.656% 6/1/36 (a)	282,333	283,613
5.77% 3/1/36 (a)	976,236	982,279
5.797% 1/1/36 (a)	110,243	111,269
5.82% 5/1/36 (a)	720,912	726,054
5.845% 9/1/36 (a)	194,897	193,980
5.889% 12/1/36 (a)	182,990	184,952
5.897% 5/1/36 (a)	335,859	338,355
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
5.954% 5/1/36 (a)	$ 117,509	$ 118,684
6% 5/1/12 to 3/1/22	4,869,972	4,991,789
6.013% 4/1/36 (a)	2,004,104	2,020,756
6.049% 3/1/33 (a)	12,990	13,029
6.076% 3/1/37 (a)	206,689	209,561
6.12% 4/1/36 (a)	188,457	190,371
6.217% 2/1/35 (a)	22,989	23,127
6.223% 3/1/37 (a)	65,229	66,552
6.243% 6/1/36 (a)	28,779	28,581
6.288% 6/1/36 (a)	4,698,591	4,751,828
6.5% 6/1/15 to 7/1/32	423,644	436,658
7% 6/1/12 to 6/1/31	250,494	260,587
7.5% 5/1/37	152,792	159,173
9% 2/1/13 to 8/1/21	115,917	127,202
9.5% 5/1/09 to 11/1/21	977	1,037
10.5% 5/1/10 to 8/1/20	22,497	25,504
11% 11/1/10 to 9/1/14	62,274	65,435
11.5% 11/1/15 to 7/15/19	90,288	101,849
12% 4/1/15	11,663	13,818
12.5% 3/1/16	1,221	1,413
		54,101,226
Freddie Mac - 5.3%
3.793% 5/1/35 (a)	313,614	307,447
3.994% 7/1/33 (a)	3,196,874	3,134,475
4% 11/1/20	802,260	789,756
4.007% 4/1/34 (a)	544,832	531,871
4.275% 6/1/35 (a)	72,715	73,300
4.316% 12/1/34 (a)	42,581	42,167
4.331% 6/1/33 (a)	145,512	141,363
4.407% 3/1/35 (a)	63,352	62,592
4.449% 2/1/34 (a)	41,676	40,518
4.455% 3/1/35 (a)	58,012	57,337
4.492% 7/1/35 (a)	218,555	219,747
4.527% 2/1/35 (a)	116,791	115,643
4.719% 1/1/35 (a)	457,136	456,370
4.79% 2/1/36 (a)	52,036	51,683
4.801% 3/1/35 (a)	110,939	109,416
4.834% 9/1/35 (a)	5,168,993	5,140,617
4.834% 9/1/36 (a)	121,776	119,898
4.897% 11/1/35 (a)	177,266	175,155
4.955% 10/1/35 (a)	212,720	211,954
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - continued
5% 9/1/18 to 9/1/35	$ 3,990,175	$ 4,047,855
5.028% 7/1/35 (a)	666,324	661,208
5.066% 4/1/35 (a)	390,697	387,040
5.088% 7/1/35 (a)	175,569	175,457
5.218% 12/1/33 (a)	310,866	307,013
5.257% 2/1/36 (a)	18,514	18,510
5.364% 3/1/35 (a)	38,560	37,848
5.415% 3/1/37 (a)	68,869	68,356
5.431% 10/1/36 (a)	200,940	201,756
5.455% 4/1/37 (a)	79,218	79,258
5.486% 1/1/36 (a)	179,553	179,925
5.5% 8/1/14 to 11/1/20	2,842,282	2,906,497
5.527% 1/1/36 (a)	233,431	233,580
5.577% 2/1/35 (a)	75,162	73,988
5.599% 3/1/36 (a)	816,700	817,878
5.735% 10/1/35 (a)	51,929	52,022
5.752% 5/1/37 (a)	865,343	869,115
5.772% 3/1/37 (a)	393,648	391,070
5.781% 4/1/37 (a)	383,285	382,475
5.798% 5/1/37 (a)	514,264	516,681
5.808% 6/1/37 (a)	304,725	306,788
5.834% 5/1/37 (a)	121,653	121,704
5.879% 5/1/37 (a)	62,950	63,171
5.947% 4/1/36 (a)	1,398,472	1,405,747
6% 11/1/16 to 2/1/19	1,400,492	1,440,883
6.006% 6/1/36 (a)	124,835	125,589
6.141% 2/1/37 (a)	133,081	134,242
6.142% 12/1/36 (a)	251,026	253,270
6.149% 12/1/36 (a)	935,511	933,157
6.238% 5/1/36 (a)	118,841	119,910
6.301% 8/1/36 (a)	1,563,072	1,579,065
6.326% 7/1/36 (a)	133,543	134,843
6.399% 3/1/33 (a)	8,410	8,452
6.418% 6/1/37 (a)	34,553	35,051
6.456% 9/1/36 (a)	649,240	656,652
6.5% 12/1/21	374,200	382,181
6.641% 8/1/37 (a)	240,755	244,710
7.5% 11/1/12	72,370	73,795
7.524% 4/1/37 (a)	23,697	24,445
8% 12/1/09	120	120
9% 9/1/10 to 12/1/18	41,109	45,446
9.5% 2/1/17 to 12/1/22	135,123	149,784
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - continued
10% 7/1/09 to 6/1/20	$ 10,250	$ 11,554
10.5% 9/1/20 to 5/1/21	1,735	1,797
11% 12/1/11	572	607
11.5% 10/1/15	3,769	4,356
12% 10/1/13 to 11/1/19	13,692	15,762
12.25% 11/1/14	16,752	19,211
12.5% 8/1/10 to 6/1/19	69,773	78,911
		32,560,044
Government National Mortgage Association - 0.1%
8% 11/15/09 to 12/15/23	215,168	229,819
8.5% 5/15/16 to 3/15/17	38,695	42,100
10.5% 1/15/16 to 1/15/18	37,599	43,103
11% 10/20/13	1,382	1,549
13.5% 7/15/11	2,292	2,482
		319,053
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $86,788,787)		86,980,323
Collateralized Mortgage Obligations - 5.9%

U.S. Government Agency - 5.9%
Fannie Mae:
floater:
Series 1994-42 Class FK, 3.24% 4/25/24 (a)	1,230,660	1,156,195
Series 2007-95 Class A1, 1.645% 8/27/36 (a)	423,958	420,911
planned amortization class Series 2002-83 Class ME, 5% 12/25/17	2,390,000	2,410,434
sequential payer:
Series 1993-238 Class C, 6.5% 12/25/08	11,723	11,703
Series 1999-25 Class Z, 6% 6/25/29	2,436,939	2,493,966
Fannie Mae Grantor Trust planned amortization class Series 2005-91 Class PB, 4.5% 6/25/16	3,572,204	3,611,266
Fannie Mae subordinate REMIC pass-thru certificates:
floater:
Series 2001-38 Class QF, 2.375% 8/25/31 (a)	286,931	283,297
Series 2002-49 Class FB, 2.0775% 11/18/31 (a)	496,121	479,317
Series 2002-60 Class FV, 2.395% 4/25/32 (a)	109,454	107,367
Series 2002-74 Class FV, 1.845% 11/25/32 (a)	1,118,684	1,092,467
Series 2002-75 Class FA, 2.395% 11/25/32 (a)	224,216	219,911
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae subordinate REMIC pass-thru certificates: - continued
planned amortization class:
Series 2002-11:
Class QC, 5.5% 3/25/17	$ 551,974	$ 562,544
Class UC, 6% 3/25/17	422,862	431,493
Series 2002-16 Class PG, 6% 4/25/17	594,159	612,344
Series 2002-61 Class PG, 5.5% 10/25/17	945,000	964,715
Series 2003-85 Class GD, 4.5% 9/25/18	395,000	396,113
Series 2004-81 Class KC, 4.5% 4/25/17	325,000	329,126
Series 2005-52 Class PB, 6.5% 12/25/34	687,852	714,137
sequential payer:
Series 2002-56 Class MC, 5.5% 9/25/17	139,084	142,170
Series 2002-57 Class BD, 5.5% 9/25/17	140,377	143,384
Series 2003-18 Class EY, 5% 6/25/17	703,612	715,654
Series 2004-95 Class AN, 5.5% 1/25/25	383,252	388,726
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2448 Class FT, 2.4225% 3/15/32 (a)	482,813	476,030
Series 2526 Class FC, 1.8225% 11/15/32 (a)	257,298	249,880
Series 2530 Class FE, 2.0225% 2/15/32 (a)	283,512	275,516
Series 2630 Class FL, 1.9225% 6/15/18 (a)	24,979	25,233
Series 2925 Class CQ, 0% 1/15/35 (a)	124,773	93,397
Series 3344 Class FT, 1.7725% 7/15/34 (a)	7,252,587	6,935,035
planned amortization class:
Series 2356 Class GD, 6% 9/15/16	143,902	146,378
Series 2363 Class PF, 6% 9/15/16	201,614	204,980
Series 2376 Class JE, 5.5% 11/15/16	149,217	151,662
Series 2378 Class PE, 5.5% 11/15/16	415,878	422,730
Series 2381 Class OG, 5.5% 11/15/16	116,824	118,865
Series 2425 Class JH, 6% 3/15/17	200,910	204,582
Series 2628 Class OE, 4.5% 6/15/18	335,000	333,650
Series 2695 Class DG, 4% 10/15/18	805,000	767,471
Series 2752 Class PW, 4% 4/15/22	235,935	235,584
sequential payer:
Series 1929 Class EZ, 7.5% 2/17/27	916,390	943,022
Series 2570 Class CU, 4.5% 7/15/17	74,977	75,617
Series 2572 Class HK, 4% 2/15/17	103,189	103,349
Series 2617 Class GW, 3.5% 6/15/16	337,054	338,662
Series 2672 Class HA, 4% 9/15/16	792,535	794,445
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
sequential payer:
Series 2675 Class CB, 4% 5/15/16	$ 608,741	$ 610,575
Series 2683 Class JA, 4% 10/15/16	659,537	661,013
Series 2729 Class GB, 5% 1/15/19	545,000	552,799
Series 2860 Class CP, 4% 10/15/17	76,388	76,511
Series 2937 Class HJ, 5% 10/15/19	362,882	368,687
Series 3013 Class VJ, 5% 1/15/14	867,872	891,449
Series 3266 Class C, 5% 2/15/20	265,149	267,023
Series 2564 Class BQ, 5.5% 10/15/17	2,146,597	2,175,148
Series 2975 Class NA, 5% 7/15/23	167,234	168,887
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $36,430,000)		36,355,420
Cash Equivalents - 1.9%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.27%, dated 11/28/08 due 12/1/08 (Collateralized by U.S. Government Obligations) # (Cost $11,246,000)	$ 11,246,254	11,246,000
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $605,181,539)		615,915,633
NET OTHER ASSETS - (0.6)%		(3,386,810)
NET ASSETS - 100%		$ 612,528,823
Swap Agreements
	Expiration Date	Notional Amount	Value
Interest Rate Swaps
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 4.28% with JPMorgan Chase, Inc.	April 2018	$ 2,500,000	$ (230,381)
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.35% with Bank of America	March 2037	850,000	(366,705)
Receive semi-annually a fixed rate equal to 2.755% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2010	10,600,000	50,008
Receive semi-annually a fixed rate equal to 3.13% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	Oct. 2010	1,850,000	27,197
Receive semi-annually a fixed rate equal to 3.3175% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	June 2010	9,000,000	256,343
Receive semi-annually a fixed rate equal to 3.78% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	Sept. 2013	8,000,000	387,788
Receive semi-annually a fixed rate equal to 4.19% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	August 2013	9,135,000	634,741
		$ 41,935,000	$ 758,991
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$11,246,000 due 12/01/08 at 0.27%
Banc of America Securities LLC	$ 5,493,338
Bank of America, NA	5,460,599
Barclays Capital, Inc.	292,063
$ 11,246,000
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 615,915,633	$ -	$ 615,223,473	$ 692,160
Other Financial Instruments*	$ 758,991	$ -	$ 758,991	$ -
*Other financial instruments include Swap Agreements.
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	18,455
Cost of Purchases	-
Proceeds of Sales	(130,770)
Amortization/Accretion	-
Transfer in/out of Level 3	804,475
Ending Balance	$ 692,160

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $4,326,490 of which $752,015 and $3,574,475 will expire on November 30, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2008

Assets
Investment in securities, at value (including repurchase agreements of $11,246,000) - See accompanying schedule: Unaffiliated issuers (cost $605,181,539)		$ 615,915,633
Cash		205
Receivable for investments sold		34,200,335
Receivable for fund shares sold		1,224,872
Interest receivable		3,819,962
Unrealized appreciation on SWAP agreements		1,356,077
Total assets		656,517,084

Liabilities
Payable for investments purchased	$ 42,761,146
Payable for fund shares redeemed	386,978
Distributions payable	21,364
Unrealized depreciation on SWAP agreements	597,086
Accrued management fee	220,185
Other affiliated payables	261
Other payables and accrued expenses	1,241
Total liabilities		43,988,261

Net Assets		$ 612,528,823
Net Assets consist of:
Paid in capital		$ 605,289,589
Undistributed net investment income		282,640
Accumulated undistributed net realized gain (loss) on investments		(4,536,491)
Net unrealized appreciation (depreciation) on investments		11,493,085
Net Assets, for 61,027,999 shares outstanding		$ 612,528,823
Net Asset Value, offering price and redemption price per share ($612,528,823 ÷ 61,027,999 shares)		$ 10.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2008

Investment Income
Interest		$ 16,501,668

Expenses
Management fee	$ 2,024,019
Independent trustees' compensation	1,865
Interest	1,935
Miscellaneous	814
Total expenses before reductions	2,028,633
Expense reductions	(30,590)	1,998,043
Net investment income		14,503,625
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,997,595
Futures contracts	270,940
Swap agreements	237,440
Total net realized gain (loss)		9,505,975
Change in net unrealized appreciation (depreciation) on: Investment securities	4,099,275
Swap agreements	812,553
Delayed delivery commitments	676,283
Total change in net unrealized appreciation (depreciation)		5,588,111
Net gain (loss)		15,094,086
Net increase (decrease) in net assets resulting from operations		$ 29,597,711

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2008	Year ended November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 14,503,625	$ 14,895,801
Net realized gain (loss)	9,505,975	752,829
Change in net unrealized appreciation (depreciation)	5,588,111	6,526,694
Net increase (decrease) in net assets resulting from operations	29,597,711	22,175,324
Distributions to shareholders from net investment income	(14,814,474)	(15,480,468)
Share transactions Proceeds from sales of shares	396,363,632	106,902,706
Reinvestment of distributions	14,557,009	15,061,493
Cost of shares redeemed	(179,755,621)	(105,203,552)
Net increase (decrease) in net assets resulting from share transactions	231,165,020	16,760,647
Total increase (decrease) in net assets	245,948,257	23,455,503

Net Assets
Beginning of period	366,580,566	343,125,063
End of period (including undistributed net investment income of $282,640 and undistributed net investment income of $591,600, respectively)	$ 612,528,823	$ 366,580,566
Other Information Shares
Sold	40,149,047	11,200,861
Issued in reinvestment of distributions	1,479,153	1,578,974
Redeemed	(18,257,450)	(11,041,611)
Net increase (decrease)	23,370,750	1,738,224

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.55	$ 9.52	$ 9.65	$ 9.71
Income from Investment Operations
Net investment income B	.316	.411	.382	.293	.225
Net realized and unrealized gain (loss)	.326	.196	.012	(.160)	(.060)
Total from investment operations	.642	.607	.394	.133	.165
Distributions from net investment income	(.332)	(.427)	(.364)	(.263)	(.225)
Net asset value, end of period	$ 10.04	$ 9.73	$ 9.55	$ 9.52	$ 9.65
Total Return A	6.72%	6.54%	4.24%	1.39%	1.71%
Ratios to Average Net Assets C
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.44%	.44%	.44%	.44%	.45%
Net investment income	3.22%	4.31%	4.03%	3.05%	2.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 612,529	$ 366,581	$ 343,125	$ 428,686	$ 485,782
Portfolio turnover rate	238%	257%	126%	96%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

1. Organization.

Fidelity Institutional Short-Intermediate Government Fund (the Fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30 2008, for the Fund's investments,as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,177,871
Unrealized depreciation	(822,325)
Net unrealized appreciation (depreciation)	11,355,546
Undistributed ordinary income	207,919
Capital loss carryforward	(4,326,490)

Cost for federal income tax purposes	$ 604,560,087

The tax character of distributions paid was as follows:

	November 30, 2008	November 30, 2007

Ordinary Income	$ 14,814,474	$ 15,480,468

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invest's in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

3. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond markets and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Swap Agreements. The Fund entered into swap agreements, which are contracts between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gains or losses in the Fund's accompanying Statement of Operations. Gains or losses are realized

Annual Report

Notes to Financial Statements - continued

3. Operating Policies - continued

Swap Agreements - continued

in the event of an early termination of a swap agreement. Risks of loss may exceed amounts recognized on the Fund's Statement of Asset and Liabilities. Risks of loss may include unfavorable changes in the returns of the underlying instruments or indexes, adverse fluctuations of interest rates, failure of the counterparty to perform under the terms of the agreement and lack of liquidity in the market. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements." Gains or losses are realized in the event of an early termination of a swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian bank in accordance with the swap agreement and if required, is identified in the Fund's Schedule of Investments. The Fund could experience delays and costs in gaining access to the collateral even though it is held in the Fund's custodian bank.

Changes in interest rates can have a negative effect on both the value of the Fund's bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall. The Fund entered into interest rate swap agreements to manage its exposure to interest rate changes. Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates (e.g. fixed rate, floating rate), applied to a notional principal amount.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of the Fund's average net assets. FMR pays all other expenses, except the compensation of the independent Trustees and certain exceptions such as interest expense, including commitment fees. The management fee paid to FMR by the Fund is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $814 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $219,432.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $42,226. The weighted average interest rate was .55%. The interest expense amounted to $1,935 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $30,590.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Institutional Short-Intermediate Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Institutional Short-Intermediate Government Fund (a fund of Fidelity Advisor Series IV) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Institutional Short-Intermediate Government Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 29, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 159 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for Michael E. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-
2003) and Assistant Treasurer of the Scudder Funds.

Dwight D. Churchill (54)

Year of Election or Appointment: 2008

Vice President of Institutional Short Intermediate Government. Mr. Churchill also serves as Vice President of Fidelity's Bond Funds (2008-present). Mr. Churchill is Executive Vice President of FMR (2005-present), FMR Co., Inc. (2005-present) and Fidelity Investments Money Management, Inc. (2008-present). Previously, Mr. Churchill served as Senior Vice President of FMR (1997-2005) and Senior Vice President of Fidelity Investments Money Management, Inc. (2000-2006).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 26.91% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $14,187,896 of distributions paid during the period January 1, 2008 to November 30, 2008, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Institutional Short-Intermediate Government Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its June 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Institutional Short-Intermediate Government Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that may be taken by FMR to improve the fund's below-benchmark performance and how investment personnel evaluate potential for incremental return against the risks involved in obtaining that incremental return. The Board considered the steps that FMR has taken to strengthen and refine its risk management processes in light of recent credit events that have affected various sectors of the fixed-income markets.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and custody fees) from the fund's all-inclusive fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in non-management expenses.

Fidelity Institutional Short-Intermediate Government Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures; (vi) the funds' sub-advisory arrangements; and (vii) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

ISIG-UANN-0109
1.786710.105

Item 2. Code of Ethics

As of the end of the period, November 30, 2008, Fidelity Advisor Series IV (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Institutional Short-Intermediate Government Fund (the "Fund"):

Services Billed by PwC

November 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Institutional Short-Intermediate Government Fund	$46,000	$-	$3,700	$1,700

November 30, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Institutional Short-Intermediate Government Fund	$46,000	$-	$2,900	$1,400

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	November 30, 2008A	November 30, 2007A
Audit-Related Fees	$2,110,000	$-
Tax Fees	$2,000	$-
All Other Fees	$250,000	$150,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	November 30, 2008 A	November 30, 2007 A
PwC	$3,185,000	$1,465,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series IV

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	February 6, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 6, 2009